                                                                    EXHIBIT 99.2

                                  CERTIFICATION
              PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF
            THE UNITED STATES CODE AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-Q of Harris Corporation ("Harris") for the fiscal quarter ended December 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Phillip W. Farmer, Chairman, President, and Chief Executive Officer of Harris, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Harris.

Dated:
January 23, 2003            /s/ Phillip W. Farmer
                            ---------------------------------------------------
                             Name: Phillip W. Farmer
                             Title: Chairman, President, and Chief
                                    Executive Officer